POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1997.


                                          /s/ William J. Barr
                                          -------------------
                                          William J. Barr

                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1997.


                                          /s/ Henry M. Elliot, Jr.
                                          ------------------------
                                          Henry M. Elliot, Jr.

                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1997.


                                          /s/ John E. Maloy, Sr.
                                          ----------------------
                                          John E. Maloy, Sr.

                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1997.


                                          /s/ Susan J. Stabile
                                          --------------------
                                          Susan J. Stabile

                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of October, 1997.


                                          /s/ Anthony P. Tartaglia
                                          ------------------------
                                          Anthony P. Tartaglia

                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of October, 1997.


                                          /s/ Karen R. Hitchcock
                                          ----------------------
                                          Karen R. Hitchcock

                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of October, 1997.


                                          /s/ Francis L. McKone
                                          ---------------------
                                          Francis L. McKone

                         POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of ALBANK Financial Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Herbert G. Chorbajian and Richard J. Heller, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name of and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of October, 1997.


                                          /s/ John J. Nigro
                                          ---------------------
                                          John J. Nigro